Page: i

COVER

Page: ii

Table of Contents

Letter to Shareholders ................   1
Performance Results ...................   3
Portfolio Management Review ...........   4
Portfolio of Investments  .............   7
Statement of Assets and Liabilities ...  14
Statement of Operations ...............  15
Statement of Changes in Net Assets ....  16
Statement of Cash Flows ...............  17
Financial Highlights  .................  18
Notes to Financial Statements .........  19
Independent Auditors'Report  ..........  23

Page: 1

[PHOTO]
Dennis J. McDonnell and Don G. Powell

Letter to Shareholders

September 15, 1995

Dear Shareholder:

  The first seven months of 1995 have been very positive for most investors. Both the fixed-income and stock markets have made considerable gains for the period ended July 31, 1995.
  This year serves as a reminder of just how quickly markets can move, and how difficult it can be to predict the timing of those movements. Moreover, this year reinforces the importance of maintaining a long-term perspective, and reaffirms the principle that it is time -- not timing -- that leads to investment success.


Economic Overview
  Due in large part to the Federal Reserve Board's efforts to tighten monetary supply in 1994, the economy has slowed significantly this year. Evidence of this guided slow down was reflected in gross domestic product for the second quarter, which grew at an annual rate of 1.1 percent, substantially lower than its first quarter rate of 2.7 percent and fourth quarter 1994 rate of
5.1 percent. While other key economic data, including unemployment rates and housing starts, have shown mixed signs during recent months, the general economic trends for the first half of the year continue to support a "soft landing" scenario.

  Comfortable with the economy's current rate of growth and level of inflation, the Fed reversed its year-long trend of rising interest rates and lowered short-term rates by 0.25 percent on July 6. Subsequently, the U.S. Prime lending rate, as quoted by domestic money center banks, was also reduced by a quarter percent to 8.75 percent.

  Financial markets, perceiving that the Fed's monetary initiatives had taken hold without driving the economy into a recession, rallied through the first part of the year. With slowing growth, interest rates declined and the value of many fixed-income investments rose (bond yields and prices typically move in the opposite direction). For example, the yield on 30-year Treasury securities fell from 7.88 percent at the end of December to 6.85 percent at the end of July,while prices on the "long bond" rose
12 percent.

  Corporate earnings have remained quite strong during 1995, helping push stocks to new highs. The strongest performance has been in the technology sector of the market -- and in large "capitalized" stocks. As the U.S. dollar plunged against several international currencies earlier in the year, U.S. companies which had diversified globally were able to capture additional earnings, while technology stocks benefited from the continued booming growth in computers and telecommunications throughout the world.


Economic Outlook
  We believe the Fed will continue to move cautiously before changing short-term interest rates again, waiting for further signs that the economy has settled into a slow growth pattern. We anticipate that the economy will grow at an annual rate between 2 and 3 percent in the second half of the year and that inflation will run at an annualized rate between 3.1 and 3.3 percent. Based upon a generally modest growth and low inflation outlook, we believe fixed-income markets will continue to make positive gains. We look for stocks to perform well, but perhaps not as strongly as in the

                                                     (Continued on page two)

Page: 2

first half of the year, as some companies may find it difficult to maintain their strong earnings momentum. In the near term, we believe domestic markets will benefit from a stabilizing U.S. dollar and increased business activity driven in part by a number of recently announced "high profile" mergers and acquisitions.

  This positive outlook was also reflected in the public's sentiment toward investing. According to the Van Kampen American Capital Index of Investor Intentions for August, a total of 43.6 percent of those individuals surveyed said the next 60-90 days would be a "good" time to invest. The index, computed from an independently conducted survey, measures the investment climate (the public's confidence) by asking 1,000 individuals about what they intend to do with their money over the next 60-90 days. The August index reached 134, reflecting a 4 percent increase from the previous month.

 On the following pages, you can read about your Trust's performance for the period, as well as portfolio management's outlook for the Trust in the coming months. We hope that you will find the information contained in the question-and-answer section helpful.


Corporate News
  Along with your Trust's shareholder report, we are pleased to introduce a new shareholder publication called Your Portfolio. The purpose of this publication is to provide you with additional information about your invest-ment, as well as offer helpful insights regarding long-term investment strategies and trends in the marketplace. The publication will be mailed twice a year with your July and January shareholder reports. This premier issue focuses on our various shareholder services and privileges designed to make mutual fund investing easier for you.

  We appreciate your continued confidence in your investment with Van Kampen American Capital, and we look forward to communicating with you again regarding the performance of your Trust.


Sincerely,


Don G. Powell                                   Dennis J. McDonnell
Chairman                                        President
Van Kampen American Capital                     Van Kampen American Capital
Investment Advisory Corp.                       Investment Advisory Corp.



Page: 3


           Performance Results for the Period Ended July 31, 1995

                 Van Kampen Merritt Prime Rate Income Trust

Total Returns
One-year total return<F1> .......................        7.82%
Five-year average annual total return<F1> .......        7.43%
Life-of-Trust average annual total return<F1> ...        7.83%
Commencement Date ...............................     10/04/89
Distribution Rates
Distribution rate<F2> ...........................        8.01%
Compounded distribution rate<F2> ................        8.31%
Share Valuations
Net asset value on 07/31/95 .....................  $    10.05
High net asset value for the year  ..............  $    10.07
Low net asset value for the year  ...............  $    10.02

<F1> Total return assumes an investment at the beginning of the period indicated, reinvestment of all distributions for the period and tender of all shares at the end of the period indicated, excluding payment of any early withdrawal charges.
<F2> Distribution rate is based upon the offering price and the monthly annualized distributions of the Trust as of July 25, 1995. Compounded distribution rate assumes reinvestment of all distributions.

Past performance does not guarantee future results. Distribution rates and net asset value may fluctuate with market conditions. Trust shares, when tendered, may be worth more or less than their original cost.

This report is intended for shareholders of the Trust and may not be used as sales literature with prospective investors unless it is preceded or accompanied by the Trust's current prospectus, which gives more complete information about charges and expenses, investment objectives and operating policies. Prospective investors should read the prospectus carefully before investing or sending money.


Page: 4


                    Portfolio Management Review

            Van Kampen Merritt Prime Rate Income Trust

Jeffrey W. Maillet, senior vice president of Van Kampen American Capital Investment Advisory Corp., has been at the helm of the Van Kampen Merritt Prime Rate Income Trust since its inception in October of 1989. Below, he discusses the Trust's performance over the past fiscal year (August 1, 1994 through July 31, 1995) and his outlook for the months ahead.

Q What were the key market conditions or events that influenced the Trust's performance over the past fiscal year?

A As always, the trend in interest rates is a key consideration for shareholders of the Prime Rate Income Trust. Because the Trust invests primarily in variable- or floating-rate senior loans, changes in short-term interest rates -- both upward and downward -- tend to be reflected, over time, in the Trust's ability to generate current income.

    The past fiscal year was no exception. We were able to increase the Trust's dividend level on four separate occasions between July 31, 1994 and July 31, 1995. As aresult, the Trust's distribution rate climbed to
    8.01 percent <F2> (as of July 31, 1995) from 6.50 percent <F2> at the start of the fiscal year.

    More notable, however, was the fact that the Trust's variable-rate nature resisted the steep principal declines that plagued the fixed-income market during 1994. In other words, its performance was an exception in a market environment where negative returns were the rule.

    Of course, the Trust is not a bond fund, but its performance in 1994 shows that it may complement a core holding of fixed-income investments.


[GRAPH]
                       Maintaining Relative NAV Stability
                       Van Kampen Merritt Prime Rate Income Trust
                       (October 1989 through July 1995)

                               Date       NAV
                             -------     -------
                             04-Oct-89  $10.00
                             31-Dec-89  $10.02
                             31-Mar-90  $10.02
                             30-Jun-90  $10.01
                             30-Sep-90  $10.00
                             31-Dec-90   $9.99
                             31-Mar-91   $9.99
                             30-Jun-91   $9.98
                             30-Sep-91   $9.99
                             31-Dec-91  $10.01
                             31-Mar-92  $10.00
                             30-Jun-92   $9.99
                             30-Sep-92  $10.00
                             31-Dec-92  $10.04
                             31-Mar-93  $10.04
                             30-Jun-93  $10.00
                             30-Sep-93  $10.01
                             31-Dec-93  $10.07
                             31-Mar-94  $10.05
                             30-Jun-94  $10.04
                             30-Sep-94  $10.04
                             31-Dec-94  $10.06
                             31-Mar-95  $10.03
                             30-Jun-95  $10.05
                             31-Jul-95  $10.05

           Past performance is no guarantee of future results. Investment return and net asset value will fluctuate with market conditions and shares when tendered may be worth more or less than their original cost.


Q That was 1994. What kind of performance have we seen for the current fiscal year?

A First, it's important to note that while investing in senior loans will always carry a degree of credit risk, the Trust's performance was achieved without exposing our shareholders to currency risk, foreign loans, or derivatives. Although by prospectus the Trust may use alternative investment strategies, we have not employed them to any great extent.


Page: 5

    Overall, for the twelve months ended July 31, 1995, the Trust's one-year total return was 7.82 percent <F1>. The Trust's three- and five-year average annual total returns were 6.83 percent <F1> and
    7.43 percent <F1>, respectively, and its average annual total return since inception (October 4, 1989) is 7.83 percent <F1>.

    More recently, during the first seven months of 1995, we've seen short-term interest rates decline. While the Trust's dividend level has been adjusted accordingly, investors are still earning an attractive distribution rate of 8.01 percent <F2> (as of July 31, 1995). The Trust's net asset value has remained relatively stable, fluctuating between $10.02 and $10.07 (January through July, 1995).

Q In managing the Trust today,what are your expectations for the economic environment in the near term?

A In general, we're bullish. Because a number of indicators are showing signs of strength, our outlook for corporate earnings is positive. Companies are generally better able to service their debt in an expanding economy, so that would be a plus for the Trust.

    Looking back, many of the companies in the Trust's portfolio posted strong results for the past year. In fact, nearly half of the companies in the portfolio prepaid some portion of their debt in 1994.

    If the economy were to slow, there is an increased possibility that corporate profits may decrease, which could make it more difficult for highly leveraged companies to service their debt. But at this point, we feel the Trust's portfolio is more widely varied than ever before, which should help to reduce investment risk in slower times.

    Overall, we are confident in the strength of the issuers we hold and believe the portfolio's widely varied portfolio would sustain the Trust should the economy reverse direction.


[BAR GRAPH]
             Top Ten Long-Term Holdings by Industry as of July 31, 1995

Manufacturing           24.48%
Communications          20.13%
Retail                  10.78%
Paper                    8.48%
Food Stores              7.77%
Food                     3.89%
Printing                 3.48%
Textiles                 3.44%
Electric/Electronics     2.70%
Transportation           2.28%



Page: 6

Q What is your outlook for the senior loan market and the Trust in the months ahead?


A Throughout the Trust's fiscal period, the demand for floating-rate debt increased significantly. According to Goldman Sachs, secondary trading totaled $25 billion for all of 1994 -- a level that was surpassed by the end of the first half of 1995. New demand -- from insurance companies, domestic and off-shore institutional managers, and structured product offerings -- has expanded secondary trading. However, senior loans should still be considered relatively illiquid.

    We believe we will continue to see a growing number of quality deals and an expansion of the senior loan market, so if the Trust continues to experience record cash inflows, we should be able to put the money to work relatively quickly.

    Since it is our belief the economy is expanding, we expect to continue with our current management style. We feel the Trust's portfolio has been built on a realistic framework which is geared toward the pursuit of our investment objective: providing the Trust's shareholders with high current income, consistent with preservation of capital.



    Jeffrey W. Maillet
    Portfolio Manager

                                            Please see footnotes on page three


Page: 7



                                                Portfolio of Investments
                                                       July 31, 1995
-----------------------------------------------------------------------------------------------------------------------------
Principal
Amount                                                                                  Loan              Stated
(OOO)     Borrower                                                                      Type              Maturity*   Value
-----------------------------------------------------------------------------------------------------------------------------
          Variable Rate** Senior Loan Interests
          Chemical   1.4%
$  9,925  Exide Corporation - Automotive and industrial battery manufacturer  ........  Term              09/30/01  $  9,975,032
   2,652  Findley Adhesives, Incorporated - Industrial glue manufacturer .............  Term              12/31/97     2,613,401
   9,000  Freedom Chemical Company - Manufacturer of specialty chemicals  ............  Term              06/30/02     8,967,331
   4,371  Rheox, Incorporated - Chemical additives manufacturer  .....................  Term              12/31/97     4,305,900
   9,046  Thoro System Products, Incorporated - Manufacturer of
          chemicals for construction industry ........................................  Term              12/31/01     8,990,184
                                                                                                                    ------------
                                                                                                                      34,851,848
                                                                                                                    ------------
          Communications   15.9%
   4,089  Alexcom Limited Partnership - Cellular telephone systems operator  .........  Term              06/30/00     4,017,639
  20,000  CCA Acquisition Corporation - Cable television systems operator ............  Term              12/31/03    20,145,959
  10,000  Cable Services Group, Incorporated - Cable systems billing service .........  Term              11/30/01    10,043,315
   4,000  Classic Cable, Incorporated - Cable television systems operator ............  Term              03/31/03     4,039,097
   6,500  Classic Cable, Incorporated  ...............................................  Term              03/31/04     6,563,533
  16,943  Coaxial Communications of Central Ohio - Cable
          television systems operator ................................................  Term              12/31/99    16,888,916
  15,874  Continental Cablevision - Cable television systems operator ................  Revolving Credit  10/10/03    15,942,405
  19,933  Ellis Communications, Incorporated - Southeastern U.S.
          television station owner/operator ..........................................  Term              03/31/03    20,079,087
     400  Granite Broadcasting - Midwestern television station owner/operator ........  Revolving Credit  12/31/01       421,536
  10,200  Granite Broadcasting  ......................................................  Term              12/31/01    10,237,297
  11,500  Granum Finance Partners - Radio station owner/operator  ....................  Term              12/31/02    11,554,195
  15,000  Journal News, Incorporated - Multiple newspaper printer  ...................  Term              12/31/01    15,047,961
  15,000  Journal News, Incorporated  ................................................  Term              05/01/03    15,101,129
  20,000  K III Communications - Tabloids, magazines and other media producer ........  Term              05/01/03    20,191,605
  30,000  Marvel Entertainment - Children's magazine publisher  ......................  Term              02/28/02    30,173,737
   8,711  Maryland Cable - Cable television systems operator .........................  Term              12/31/02     8,735,790
  25,000  Metro-Goldwyn-Mayer - Movie/television producer  ...........................  Term              04/15/97    25,255,020
  15,000  Mobilemedia Communications - Nationwide paging operator  ...................  Term              06/30/02    15,053,972
   8,500  Northland Cable Television, Incorporated - Cable television
          systems operator  ..........................................................  Term              09/30/03     8,556,473
   9,653  Pyramid Finance Corporation - Radio station owner/operator  ................  Term              09/30/01     9,709,638
   9,510  River City Broadcasting, L.P. - Midwestern radio station owner/operator  ...  Revolving Credit  06/30/01     9,574,619
  10,000  River City Broadcasting, L.P.   ............................................  Term              12/31/02    10,064,205
  13,860  SKTV, Incorporated - Television station owner/operator .....................  Term              07/31/02    13,816,320
  14,925  Sinclair Broadcasting - Television station owner/operator ..................  Term              06/30/02    14,974,976
  39,257  Smart SMR of California, Incorporated - Cellular telephone
          systems operator  ..........................................................  Term              03/15/01    39,257,000
   2,929  U.S. Radio Holdings, Incorporated - Radio station owner/operator ...........  Term              12/31/01     2,959,625
   4,050  U.S. Radio Holdings, Incorporated  .........................................  Term              09/20/03     4,092,358
   1,651  U.S. Radio Holdings, Incorporated  .........................................  Term              09/30/03     1,666,650
   4,756  Viacom Cablevision - Cable television systems operator .....................  Term              07/01/02     4,782,548
  33,479  Viacom, Incorporated - Entertainment media/television programming  .........  Term              07/01/02    33,657,540
                                                                                                                    ------------
                                                                                                                     402,604,145
                                                                                                                    ------------
          Electric/Electronics   2.1%
     557  Bell & Howell Company - Electronic storage and information systems .........  Revolving Credit   07/31/98      575,406
   6,874  Bell & Howell Company  .....................................................  Term               12/31/99    6,870,305
   4,228  Berg Electronics, Incorporated - Manufacturer of electronic connectors .....  Term               03/31/00    4,207,561
  21,725  Berg Electronics, Incorporated  ............................................  Term               03/31/01   21,784,587
   5,668  Grimes Aerospace Company - Airplane electronics manufacturer  ..............  Term               12/31/99    5,516,730

See Notes to Financial Statements

Page: 8


                                                Portfolio of Investments (Continued)
                                                       July 31, 1995
-------------------------------------------------------------------------------------------------------------------------------
Principal
Amount                                                                                  Loan              Stated
(OOO)     Borrower                                                                      Type              Maturity*     Value
-----------------------------------------------------------------------------------------------------------------------------
          Variable Rate** Senior Loan Interests (Continued)
          Electric/Electronics (Continued)
$  2,116  Grimes Aerospace Company ...................................................  Revolving Credit  12/31/99  $  2,077,256
   8,358  Rowe International, Incorporated - Manufacturer of jukeboxes
          and electronic equipment ...................................................  Term              12/31/96     7,964,120
   5,000  Thermoscan, Incorporated - Electronic thermometer manufacturer .............  Term              07/31/00     5,044,486
                                                                                                                    ------------
                                                                                                                      54,040,451
                                                                                                                    ------------
          Food  3.1%
   9,500  American Italian Pasta Company - Pasta products producer  ..................  Term              12/29/00     9,555,603
   5,750  Amerifoods, Incorporated - Manufacturer of snack foods
          and bakery products ........................................................  Term              06/30/01     5,151,567
   5,750  Amerifoods, Incorporated ...................................................  Term              06/30/02     5,151,567
     867  G. Heileman Brewing Company - Beverage brewing company .....................  Revolving Credit  12/31/98       935,274
  13,500  G. Heileman Brewing Company ................................................  Term              12/31/00    13,541,666
   9,903  President Baking Company, Incorporated - Bread/bread
          products manufacturer ......................................................  Term              09/29/00     9,860,536
   5,700  Select Beverages, Incorporated - Independent bottler  ......................  Term              06/30/01     5,766,565
   8,550  Select Beverages, Incorporated .............................................  Term              06/30/02     8,649,848
   3,357  Tom's Foods, Incorporated - Snack foods producer/distributor  ..............  Term              12/31/98     3,353,083
   3,736  U.S. Food Service, Incorporated - Wholesale food distributor ...............  Term              12/31/98     3,734,927
  12,121  U.S. Food Service, Incorporated  ...........................................  Term              06/30/00    12,038,909
                                                                                                                    ------------
                                                                                                                      77,739,545
                                                                                                                    ------------
          Food Stores  6.1%
   9,600  Big V Supermarkets, Incorporated - Northeastern retail food chain operator..  Term              03/15/00     9,617,160
  11,567  Dominick's Finer Foods, Incorporated - Illinois based
          retail food chain operator  ................................................  Term              03/31/02    11,778,141
  12,531  Dominick's Finer Foods, Incorporated .......................................  Term              03/31/03    12,759,679
  12,531  Dominick's Finer Foods, Incorporated .......................................  Term              09/30/03    12,759,679
   7,022  Grand Union Company - New York based retail food chain operator.............  Term              06/15/02     7,023,441
   8,000  Harvest Foods, Incorporated - Mississippi based retail food chain operator..  Term              06/30/02     7,998,550
     801  Pathmark Stores, Incorporated - New Jersey based retail
          food chain operator ........................................................  Revolving Credit  07/31/98       865,583
   6,564  Pathmark Stores, Incorporated ..............................................  Term              07/31/98     6,672,695
  25,167  Pathmark Stores, Incorporated ..............................................  Term              10/31/99    25,331,428
  15,000  Ralph's Grocery Company - Los Angeles, California
          based retail food chain operator ...........................................  Term              06/15/02    15,277,538
  15,000  Ralph's Grocery Company ....................................................  Term              06/15/03    15,277,538
  15,000  Ralph's Grocery Company ....................................................  Term              02/15/04    15,277,538
   8,421  Star Markets Company, Incorporated - New England based
          retail food chain operator .................................................  Term              01/31/02     8,403,484
   6,316  Star Markets Company, Incorporated .........................................  Term              12/31/02     6,317,456
                                                                                                                    ------------
                                                                                                                     155,359,910
                                                                                                                    ------------
          Manufacturing  19.4%
  18,831  Alliant Techsystems, Incorporated - Manufacturer of
          ordnance, composite metals .................................................  Term               03/15/01   18,934,366
   7,000  Bankers Systems, Incorporated - Compliance services supplier ...............  Term               11/02/02    7,035,054
  22,891  Case Corporation - Manufacturer of farm and construction equipment .........  Term               08/31/99   23,134,843
  27,000  Collins & Aikman Products Company - Manufacturer of
          auto interiors, home interiors and wallpapers  .............................  Term               01/12/02   27,027,077
   5,896  Dade International, Incorporated - Medical equipment
          manufacturer/marketer  .....................................................  Term               12/31/01    5,885,167

See Notes to Financial Statements

Page: 9


                                                Portfolio of Investments (Continued)

                                                       July 31, 1995
--------------------------------------------------------------------------------------------------------------------------------
Principal
Amount                                                                                  Loan              Stated
(OOO)     Borrower                                                                      Type              Maturity*     Value
--------------------------------------------------------------------------------------------------------------------------------
          Variable Rate** Senior Loan Interests (Continued)
          Manufacturing (Continued)
$  6,633  Dade International, Incorporated ...........................................  Term              12/31/02  $  6,625,981
   7,370  Dade International, Incorporated ...........................................  Term              06/30/03     7,358,253
   9,697  Dal-Tile Group, Incorporated - Ceramic tile and
          floor covering manufacturer/retailer .......................................  Revolving Credit  01/09/98     9,578,408
  10,021  Ebel USA, Incorporated - Manufacturer of luxury time pieces  ...............  Term              09/30/01    10,138,293
  17,850  Elsag Bailey, Incorporated - Manufacturer of electronic
          measurement and control systems  ...........................................  Term              08/30/02    17,810,136
   5,385  Essex Group, Incorporated - Manufacturer of electrical wire and cable ......  Term              04/30/00     5,407,089
  19,800  Gulfstream Delaware Corporation - Aircraft manufacturer  ...................  Term              03/31/98    19,835,757
  11,875  Health O Meter, Incorporated - Manufacturer of small appliances  ...........  Term              08/15/01    11,848,371
   4,341  Intermetro Industries Corporation - Manufacturer of
          metal-polymer storage products .............................................  Term              06/30/01     4,329,335
   6,272  Intermetro Industries Corporation ..........................................  Term              12/31/02     6,255,345
  16,250  International Wire Group - Manufacturer of auto, appliance, and
          communication wires ........................................................  Term              09/30/02    16,335,321
   7,500  Intesys Technologies, Incorporated - Original equipment manufacturer
          for telecommunications/autos ...............................................  Term              12/31/01     7,569,452
   3,579  Luxottica U.S. Holdings - Manufacturer/distributor of eyeglasses  ..........  Revolving Credit  06/30/01     3,602,875
  20,088  Luxottica U.S. Holdings  ...................................................  Term              06/30/01    20,113,584
     140  Mail-Well Corporation  - Manufacturer of envelopes and graphic printers  ...  Term              07/31/98       141,417
   2,904  Mail-Well Corporation  .....................................................  Term              07/31/01     2,952,046
   8,340  Mail-Well Corporation  .....................................................  Term              07/31/03     8,460,000
   8,415  Nimbus Manufacturing - Manufacturer of compact discs .......................  Term              03/31/02     8,473,502
   2,700  Overhead Door Corporation - Manufacturer of garage doors and
          garage door openers ........................................................  Revolving Credit  08/18/99     2,686,482
  10,553  Overhead Door Corporation  .................................................  Term              08/18/99    10,534,977
  40,000  Playtex Products, Incorporated - Manufacturer of beauty aid
          and hygiene products .......................................................  Term              06/30/02    40,196,586
   9,342  Print Tech International - Manufacturer of consumable paper products  ......  Term              12/31/01     9,418,388
   2,845  PSF Finance, L.P. - Integrated pork producer  ..............................  Term              12/23/99     3,718,148
  50,000  Revlon Consumer Products Corporation - Manufacturer of cosmetics ...........  Term              06/30/97    50,982,071
   3,800  RSI Home Products, Incorporated - Bath and kitchen cabinet manufacturer ....  Term              11/30/99     3,903,351
   7,424  Spalding & Evenflo Companies, Incorporated -
          Manufacturer of sporting goods  ............................................  Term              10/14/02     7,425,756
   4,088  Sperry Marine, Incorporated - Manufacturer of navigational instruments .....  Term              11/12/00     4,052,303
  10,694  Stanadyne Automotive - Manufacturer of diesel injection devices and
          engine parts ...............................................................  Term              12/31/01    10,763,929
   2,912  Sun Pharmaceuticals Corporation - Skincare product producer ................  Term              12/31/97     2,912,524
   7,900  The Hawk Group of Companies, Incorporated - Manufacturer of
          powdered metals  ...........................................................  Term              06/30/02     7,976,029
   4,817  The Pullman Company - Diversified manufacturer, primarily in the
          transportation sector ......................................................  Revolving Credit  12/31/99     4,644,293
   9,520  The Pullman Company ........................................................  Term              12/31/99     9,174,243
   9,700  The U.S. Playing Card Company - Manufacturer/distributor of
          playing cards ..............................................................  Term              09/30/02     9,687,294

See Notes to Financial Statements

Page: 10


                                                Portfolio of Investments (Continued)

                                                       July 31, 1995
------------------------------------------------------------------------------------------------------------------------------
Principal
Amount                                                                                  Loan              Stated
(OOO)     Borrower                                                                      Type              Maturity*     Value
------------------------------------------------------------------------------------------------------------------------------
           Variable Rate** Senior Loan Interests (Continued)
           Manufacturing (Continued)
$  20,000  Thompson Minwax Company - Manufacturer of wood stains and
           finishing products  .......................................................  Term              12/31/02  $  20,142,764
   14,621  UCAR International, Incorporated - Manufacturer of
           graphite/carbide electrodes ...............................................  Term              01/31/03     14,732,730
    7,654  UCAR International, Incorporated  .........................................  Term              07/31/03      7,711,909
    7,654  UCAR International, Incorporated  .........................................  Term              01/30/04      7,720,550
    5,407  Waters Corporation - Manufacturer/distributor of high performance
           liquid chromatography instruments .........................................  Term              11/30/01      5,429,130
    3,784  Waters Corporation  .......................................................  Term              11/30/02      3,799,595
    3,041  Waters Corporation  .......................................................  Term              05/31/03      3,053,973
                                                                                                                    -------------
                                                                                                                      489,518,697
                                                                                                                    -------------
           Paper   6.7%
   50,000  Fort Howard Corporation - Paper manufacturer ..............................  Term              12/31/02     50,638,293
   30,194  Jefferson Smurfit Corporation - Corrugated paper products manufacturer  ...  Term              04/03/02     30,428,011
   40,000  S.D. Warren Company - Coated-free paper manufacturer  .....................  Term              12/20/02     40,432,633
   47,750  Stone Container Corporation - Paper products manufacturer .................  Term              04/01/00     48,078,780
                                                                                                                    -------------
                                                                                                                      169,577,717
                                                                                                                    -------------
           Printing   2.8%
   26,268  American Media Operations, Incorporated - Magazine/newspaper
           publisher .................................................................  Term              09/30/02     26,249,681
    4,150  TransWestern Publishing Company, L.P. - Publisher of telephone
           yellow pages  .............................................................  Term              04/30/00      4,137,948
   19,974  Ziff-Davis Publishing Company - Publisher of computer magazine  ...........  Term              12/31/01     20,206,993
   18,814  Ziff-Davis Publishing Company  ............................................  Term              12/31/02     19,033,631
                                                                                                                    -------------
                                                                                                                       69,628,253
                                                                                                                    -------------
           Restaurants  0.9%
   13,561  America's Favorite Chicken Company - Church's and
           Popeye's Fried Chicken restaurants ........................................  Term              11/05/98     13,561,197
    1,335  Carvel Corporation - Soft ice cream products franchisor ...................  Term              12/31/98      1,335,554
      900  Flagstar Companies, Incorporated - Restaurant holding company  ............  Revolving Credit  12/31/00      1,039,062
    7,779  Long John Silver's Restaurants, Incorporated - Retail seafood
           restaurant owner/operator .................................................  Term              09/30/97      7,779,337
                                                                                                                    -------------
                                                                                                                       23,715,150
                                                                                                                    -------------
           Retail  8.5%
   32,500  Camelot Music, Incorporated - Retail distributor of music
           and video cassettes  ......................................................  Term               02/28/02    32,616,324
   17,600  Color Tile, Incorporated - Ceramic tile and floor covering retailer  ......  Term               12/31/98    17,586,821
   10,000  Duane Reade - Retail drug store ...........................................  Term               09/30/99    10,001,608
   18,272  Eckerd Corporation - Retail drug store ....................................  Term               07/29/00    18,308,228
    6,786  Federated Department Stores, Incorporated - National department
           store chain ...............................................................  Revolving Credit   03/31/00     7,021,070
   15,714  Federated Department Stores, Incorporated .................................  Term               03/31/00    15,955,309
    9,250  General Nutrition, Incorporated - Vitamin, mineral and food supplement
           manufacturer and retailer  ................................................  Term               06/30/01     9,261,630

See Notes to Financial Statements

Page: 11

                                                Portfolio of Investments (Continued)

                                                       July 31, 1995
-----------------------------------------------------------------------------------------------------------------------------
Principal
Amount                                                                                  Loan              Stated
(OOO)     Borrower                                                                      Type              Maturity*     Value
-----------------------------------------------------------------------------------------------------------------------------
           Variable Rate** Senior Loan Interests (Continued)
           Manufacturing (Continued)
$  20,000  Mary Kay Cosmetics - Direct cosmetic sales  ................................ Term              12/06/02  $  20,214,717
   15,000  National Propane Corporation - Propane gas distributor ..................... Term              03/31/03     14,957,043
   10,000  Nine West Group, Incorporated - Shoe designer and retailer ................. Term              10/01/01     10,000,000
    3,895  Petro PSCProperties, L.P. - Multi-service truckstop operator  .............. Term              05/18/01      3,932,475
   29,825  Saks & Company - Retail fashions and accessories  .......................... Term              06/30/00     29,941,289
    2,139  Service Merchandise - Catalog retailer ..................................... Revolving Credit  06/08/99      2,316,794
   19,849  Thrifty Payless, Incorporated - Retail drug store .......................... Term              09/30/01     20,036,883
    3,356  Truckstops of America, Incorporated - Interstate fueling stations operator.. Term              12/10/00      3,330,434
                                                                                                                    -------------
                                                                                                                      215,480,625
                                                                                                                   --------------
           Textiles   2.7%
   19,950  Chicopee, Incorporated - Manufacturer of non-woven fabrics
           to medical industry ........................................................ Term              03/31/03     20,194,293
    9,381  Hosiery Corporation of America - Manufacturer/direct mail
           marketer of women's hosiery ................................................ Term              07/31/01      9,329,811
    8,018  Ithaca Industries, Incorporated - Undergarment and hosiery manufacturer .... Term              10/31/98      8,035,904
    3,083  London Fog Industries, Incorporated - Manufacturer of rainwear
           and outerwear  ............................................................. Revolving Credit  03/31/97      3,250,432
   29,320  London Fog Industries, Incorporated ........................................ Term              05/31/02     27,922,942
                                                                                                                     ------------
                                                                                                                       68,733,382
                                                                                                                     ------------

           Transportation  1.8%
   22,119  Northwest Airlines, Incorporated - Consumer airline carrier ...............  Term              12/15/99     22,914,255
   22,119  Northwest Airlines, Incorporated ........................................... Term              12/15/00     22,723,526
                                                                                                                    -------------
                                                                                                                       45,637,781
                                                                                                                    -------------

           Other   6.8%
    6,852  Ark Asset Holdings, Incorporated - Institutional money manager ............  Term              11/30/01      6,916,331
   12,500  Blackstone Capital Company - Financial services ...........................  Term              01/13/97     12,467,512
   10,000  Harrah's Jazz Company - Owner/operator of gaming casinos ..................  Term              09/30/99     10,163,608
    1,979  New Street Capital Corporation - Financial services  ......................  Term              02/28/96      1,994,435
   19,920  PrimeCo, Incorporated - Equipment leasing .................................  Term              12/31/00     20,025,490
   28,000  QVC Programming - Home shopping television network ........................  Term              01/31/04     28,248,962
   28,888  Six Flags Theme Park - Theme park operator ................................  Term              06/23/08     29,029,676
    1,012  Tenet Healthcare - Hospital operator ......................................  Revolving Credit  08/31/01      1,066,643
   20,594  Tenet Healthcare   ........................................................  Term              08/31/01     20,818,238
    8,632  Unilab Corporation - Clinical laboratory testing  .........................  Term              05/15/02      8,700,342
   11,845  USI American Holdings - Conglomerate, consumer goods, building
           and industrial products ...................................................  Term              06/15/00     11,847,498
   19,286  United Stationers Supply Company - Distributor of office paper products ...  Term              03/31/02     19,451,884
                                                                                                                    -------------
                                                                                                                      170,730,619
                                                                                                                    -------------
 Total Variable Rate ** Senior Loan Interests   78.2%.............................................................  1,977,618,123
                                                                                                                    -------------

See Notes to Financial Statements

Page: 12

                                                Portfolio of Investments (Continued)
                                                       July 31, 1995
----------------------------------------------------------------------------------------------------------------------------
Borrower                                                                                                               Value
----------------------------------------------------------------------------------------------------------------------------
Equities  0.8%
   America's Favorite Chicken Company (604,251 common shares) <F2> <F3> ..........................................  $   1,148,077
   America's Favorite Chicken Company (34,864 preferred shares) <F2> <F3> ........................................      2,370,752
   Best Products Company, Incorporated (297,480 common shares) <F3> ..............................................      2,305,470
   Best Products Company, Incorporated (Warrants for 28,080 common shares)<F3>  ..................................              0
   Braelan Corporation (5,330 common shares)<F2> <F3> ............................................................              0
   Core-Mark, L.L.C. (Class B ownership interest) <F2>  ..........................................................      2,571,831
   Flagstar Companies, Incorporated (8,755 common shares) <F3> ...................................................         49,248
   London Fog Industries, Incorporated (10,833,012 common shares) <F2> <F3> ......................................              0
   London Fog Industries, Incorporated ($14,457,139 par amount of preferred stock, 17.5% coupon,
   maturity 05/31/02) <F2> <F4>  .................................................................................     11,287,716
   MICOM Communications, Incorporated (Warrants for 114,035 common shares) <F3> ..................................        955,043
   Nextel Communications, Incorporated (Warrants for 60,000 common shares) <F2> <F3> .............................        255,000
   Sun Pharmaceuticals Corporation (Warrants for 120 common shares) <F2> <F3>  ...................................              0
   Thermoscan, Incorporated (Warrants for 3,930 common shares) <F2> <F3>  ........................................              0
                                                                                                                    -------------
Total Equities ...................................................................................................     20,943,137
                                                                                                                    -------------
Corporate Bonds  0.0%
   Braelan Corporation ($971,283 par, 16.35% coupon, 09/03/95 maturity) <F4>  ....................................        997,342
                                                                                                                    -------------
Total Long-Term Investments  79.0%
   (Cost $1,990,921,983) <F1> ....................................................................................  1,999,558,602
                                                                                                                    -------------
Short-Term Investments at Amortized Cost
   Commercial Paper    7.2%
   Abbott Laboratory ($20,000,000 par, maturing 08/16/95, yielding 5.70%)  .......................................     19,952,500
   Bank America Corporation ($20,000,000 par, maturing 08/07/95, yielding 5.68%) .................................     19,981,067
   Cargill Financial Services Corporation ($20,000,000 par, maturing 08/01/95, yielding 5.72%)  ..................     20,000,000
   General Electric Company ($9,779,000 par, maturing 08/08/95, yielding 5.71%)  .................................      9,768,142
   General Electric Capital Corporation ($10,000,000 par, maturing 08/09/95, yielding 5.70%) .....................      9,987,333
   Harley Davidson Dealer Funding Corporation ($6,225,000 par, maturing 08/03/95, yielding 5.72%) ................      6,223,022
   Heinz, H. J. Company ($4,600,000 par, maturing 08/16/95, yielding 5.70%)  .....................................      4,589,075
   McDonald's Corporation ($20,000,000 par, maturing 08/03/95, yielding 5.71%) ...................................     19,993,656
   Michelin Tire Corporation ($10,000,000 par, maturing 08/21/95, yielding 5.72%)  ...............................      9,968,222
   Pacificorp ($11,250,000 par, maturing 08/04/95, yielding 5.72%)  ........................................ .....     11,244,637
   Pitney Bowes, Incorporated ($20,000,000 par, maturing 08/04/95 through 08/11/95, yielding 5.70% to 5.72%) .....     19,987,270
   Raytheon Company ($20,000,000 par, maturing 08/04/95, yielding 5.72%)  ........................................     19,990,467
   Transamerica Corporation ($10,000,000 par, maturing 08/14/95, yielding 5.70%)  ................................      9,979,417
                                                                                                                    -------------
Total Commercial Paper  ..........................................................................................    181,664,808
                                                                                                                    -------------

Page: 13


                                         Portfolio of Investments (Continued)
                                                   July 31, 1995
----------------------------------------------------------------------------------------------------------------------------
Borrower                                                                                                               Value
----------------------------------------------------------------------------------------------------------------------------
Short-Term Investments at Amortized Cost (Continued)
   Short-Term Loan Participations   12.4%
   AIG Funding Corporation ($20,000,000 par, maturing 08/21/95, yielding 5.71%) ................................... $   20,000,000
   Alltel Corporation ($20,000,000 par, maturing 08/10/95, yielding 5.81%) ........................................     20,000,000
   American Greetings Corporation ($20,000,000 par, maturing 08/09/95 through 08/16/95, yielding 5.75% to  5.77%)..     20,000,000
   Ameritech Corporation ($15,000,000 par, maturing 08/16/95, yielding 5.70%) .....................................     15,000,000
   AON Corporation ($11,950,000 par, maturing 08/03/95, yielding 5.80%) ...........................................     11,950,000
   Army & Air Force Exchange Services ($20,000,000 par, maturing 08/11/95, yielding 5.85%)  .......................     20,000,000
   Avery Dennison Corporation ($18,000,000 par, maturing 08/01/95, yielding 5.95%)  ...............................     18,000,000
   Bell Atlantic Financial Services ($20,000,000 par, maturing 08/09/95, yielding 5.77%) ..........................     20,000,000
   Bell Atlantic Network Funding Corporation ($15,000,000 par, maturing 08/14/95, yielding 5.72%) .................     15,000,000
   Bell Communications Research, Incorporated ($16,100,000 par, maturing 08/01/95, yielding 5.74%) ................      6,100,000
   Central Telephone Company ($15,000,000 par, maturing 08/11/95 through 08/21/95, yielding 5.78% to 5.80%)........     15,000,000
   Echlin, Incorporated ($20,000,000 par, maturing 08/01/95 to 08/11/95, yielding 5.74% to 5.82%)  ................     20,000,000
   Gillette Company ($20,000,000 par, maturing 08/01/95 through 08/10/95, yielding 5.74% to 5.83%) ................     20,000,000
   Grainger, W. W., Incorporated ($10,000,000 par, maturing 08/10/95, yielding 5.75%) .............................     10,000,000
   National Rural Utilities Cooperative Finance ($13,000,000 par, maturing 08/15/95 through 08/28/95,
   yielding 5.80%)  ...............................................................................................     13,000,000
   Sara Lee Corporation ($20,000,000 par, maturing 08/07/95 through 08/21/95, yielding 5.70% to 5.71%) ............     20,000,000
   Temple Inland, Incorporated ($20,000,000 par, maturing 08/03/95 through 08/10/95, yielding 5.78% to 5.81%) .....     20,000,000
   USAA Capital Corporation ($20,000,000 par, maturing 08/04/95 through 08/11/95, yielding 5.72% to 5.77%) ........     20,000,000
                                                                                                                      ------------
   Total Short-Term Loan Participations ...........................................................................    314,050,000
                                                                                                                      ------------
Total Short-Term Investments at Amortized Cost 19.6% ..............................................................    495,714,808
Other Assets In Excess of Liabilities  1.4% .......................................................................     34,791,577
                                                                                                                      ------------
Net Assets  100.0%  ............................................................................................... $2,530,064,987
                                                                                                                    --------------
                                                                                                                    --------------

<F1> At July 31, 1995, cost for federal income tax purposes is $1,990,921,983;
the aggregate gross unrealized appreciation is $19,600,252, and the aggregate gross unrealized depreciation is $10,963,633, resulting in net unrealized appreciation of $8,636,619.
<F2> Restricted security.
<F3> Non-income producing security.
<F4> Payment-in-kind security.

* Senior Loans in the Trust's portfolio generally are subject to mandatory and/or optional prepayment. Because of these mandatory prepayment conditions and because there may be significant economic incentives for a Borrower to prepay, prepayments of Senior Loans in the Trust's portfolio may occur. As a result, the actual remaining maturity of Senior Loans held in the Trust's portfolio may be substantially less than the stated maturities shown. Although the Trust is unable to accurately estimate the actual remaining maturity of individual Senior Loans, the Trust estimates that the actual average maturity of the Senior Loans held in its portfolio will be approximately 18-24 months.
** Senior Loans in which the Trust invests generally pay interest at rates which are periodically redetermined by reference to a base lending rate plus a premium. These base lending rates are generally (i) the prime rate offered by one or more major United States banks, (ii) the lending rate offered by one or more major European banks, such as the London Inter-Bank Offered Rate ("LIBOR") and (iii) the certificate of deposit ratio. Senior loans are generally considered to be restricted in that the Trust ordinarily is contractually obligated to receive approval from the Agent Bank and/or borrower prior to the disposition of a Senior Loan.

See Notes to Financial Statements

Page: 14


                                           Statement of Assets and Liabilities
                                                    July 31, 1995
-----------------------------------------------------------------------------------------------------------------
Assets:
Investments, at Market Value (Cost $1,990,921,983) (Note 1) ...................................  $  1,999,558,602
Short-Term Investments (Note 1) ...............................................................       495,714,808
Cash ..........................................................................................        10,335,463
Receivables:
   Fund Shares Sold ...........................................................................        32,122,526
   Interest and Fees ..........................................................................        16,241,117
                                                                                                 ----------------
     Total Assets  ............................................................................     2,553,972,516
                                                                                                 ----------------
Liabilities:
Deferred Facility Fees  .......................................................................        17,005,076
Payables:
   Income Distributions .......................................................................         3,210,542
   Investment Advisory Fee (Note 2)  ..........................................................         1,960,872
   Administrative Fee (Note 2) ................................................................           516,019
   Fund Shares Repurchased ....................................................................             8,134
Accrued Expenses ..............................................................................         1,206,886
                                                                                                 ----------------
     Total Liabilities ........................................................................        23,907,529
                                                                                                 ----------------
Net Assets  ...................................................................................  $  2,530,064,987
                                                                                                 ----------------
                                                                                                 ----------------
Net Assets Consist of:
Common Shares ($.01 par value with an unlimited number of shares authorized,
   251,848,949 shares issued and outstanding) (Note 3)  .......................................  $      2,518,489
Paid in Surplus ...............................................................................     2,523,028,402
Net Unrealized Appreciation on Investments ....................................................         8,636,619
Accumulated Undistributed Net Investment Income ...............................................         6,627,293
Accumulated Net Realized Loss on Investments  .................................................       (10,745,816)
                                                                                                 ----------------
Net Assets  ...................................................................................  $  2,530,064,987
                                                                                                 ----------------
                                                                                                 ----------------
Net Asset Value Per Common Share($2,530,064,987 divided by 251,848,949 shares outstanding)  ...  $          10.05
                                                                                                 ----------------
                                                                                                 ----------------

See Notes to Financial Statements


Page: 15


                                        Statement of Operations
                                    For the Year Ended July 31, 1995
-------------------------------------------------------------------------------------------------------
Investment Income:
Interest ...........................................................................  $     148,983,994
Fees ...............................................................................         13,643,866
Other  .............................................................................            994,764
                                                                                      -----------------
     Total Income ..................................................................        163,622,624
                                                                                      -----------------
Expenses:
Investment Advisory Fee (Note 2)  ..................................................         16,722,752
Administrative Fee (Note 2) ........................................................          4,400,724
Shareholder Services (Note 2) ......................................................          2,302,518
Legal (Note 2) .....................................................................            552,500
Amortization of Organizational Expenses and Initial Registration Costs (Note 1)  ...             37,067
Other  .............................................................................          2,538,446
                                                                                      -----------------
     Total Expenses ................................................................         26,554,007
                                                                                      -----------------
Net Investment Income  .............................................................  $     137,068,617
                                                                                      -----------------
                                                                                      -----------------
Realized and Unrealized Gain/Loss on Investments:
Realized Gain/Loss on Investments:
   Proceeds from Sales and Principal Repayments ....................................  $   1,021,633,872
   Cost of Securities Sold and Repaid  .............................................     (1,027,102,092)
                                                                                      -----------------
Net Realized Loss on Investments  ..................................................         (5,468,220)
                                                                                      -----------------
Unrealized Appreciation/Depreciation on Investments:
   Beginning of the Period .........................................................          6,529,519
   End of the Period  ..............................................................          8,636,619
                                                                                      -----------------
Net Unrealized Appreciation on Investments During the Period .......................          2,107,100
                                                                                      -----------------
Net Realized and Unrealized Loss on Investments ....................................  $      (3,361,120)
                                                                                      -----------------
                                                                                      -----------------

Net Increase in Net Assets from Operations .........................................  $     133,707,497
                                                                                      -----------------
                                                                                      -----------------

See Notes to Financial Statements

Page: 16

                              Statement of Changes in Net Assets

                             For the Years Ended July 31,1995 and 1994
--------------------------------------------------------------------------------------------------------
                                                                     Year Ended         Year Ended
                                                                     July 31,1995       July 31,1994
--------------------------------------------------------------------------------------------------------
From Investment Activities:
Net Investment Income .............................................  $    137,068,617   $     64,333,964
Net Realized Loss on Investments  .................................        (5,468,220)        (1,392,765)
Net Unrealized Appreciation on Investments During the Period ......         2,107,100          2,441,749
                                                                     ----------------   ----------------
Change in Net Assets from Operations   ............................       133,707,497         65,382,948
Distributions from Net Investment Income ..........................      (133,993,957)       (60,454,184)
                                                                     ----------------   ----------------
Net Change in Net Assets from Investment Activities  ..............          (286,460)         4,928,764
                                                                     ----------------   ----------------
From Capital Transactions (Notes 3 and 5):
Proceeds from Common Shares Sold  .................................     1,349,284,514        355,652,204
Value of Shares Issued Through Dividend Reinvestment ..............        74,960,773         33,006,495
Cost of Shares Repurchased ........................................      (122,897,620)      (131,252,262)
                                                                     ----------------   ----------------
Net Change in Net Assets from Capital Transactions ................     1,301,347,667        257,406,437
                                                                     ----------------   ----------------
Total Increase in Net Assets ......................................     1,301,061,207        262,335,201
Net Assets:
Beginning of the Period  ..........................................     1,229,003,780        966,668,579
                                                                     ----------------   ----------------
End of the Period (Including undistributed net investment income of
   $6,627,293 and $3,388,421, respectively) .......................  $  2,530,064,987   $  1,229,003,780
                                                                     ----------------   ----------------
                                                                     ----------------   ----------------

See Notes to Financial Statements


Page: 17



                                         Statement of Cash Flows
                                    For the Year Ended July 31,1995
------------------------------------------------------------------------------------------------------
Change in Net Assets from Operations .............................................  $     133,707,497
                                                                                    ------------------
Adjustments to Reconcile the Change in Net Assets from
   Operations to Net Cash Provided by Operating Activities:
   Increase in Investments at Value  .............................................       (977,887,825)
   Increase in Short-Term Investments at Amortized Cost ..........................       (304,600,815)
   Increase in Interest and Fee Receivables  .....................................         (9,248,378)
   Decrease in Unamortized Organizational Expenses and Initial Registration Costs.             37,067
   Decrease in Other Assets ......................................................            229,244
   Increase in Deferred Facility Fees  ...........................................          8,293,529
   Increase in Investment Advisory and Administrative Fees Payable................          1,254,165
   Increase in Accrued Expenses ..................................................            542,450
                                                                                    ------------------
     Total Adjustments ...........................................................     (1,281,380,563)
                                                                                    ------------------
Net Cash Used for Operating Activities ...........................................     (1,147,673,066)
                                                                                    ------------------
Cash Flows from Financing Activities (Notes 3 and 5):
Proceeds from Shares Sold ........................................................      1,335,695,007
Payments on Shares Repurchased ...................................................       (123,116,944)
Cash Dividends Paid ..............................................................        (57,087,595)
                                                                                    ------------------
   Net Cash Provided by Financing Activities .....................................      1,155,490,468
                                                                                    ------------------
Net Increase in Cash  ............................................................          7,817,402
Cash at Beginning of Period  .....................................................          2,518,061
                                                                                    ------------------
Cash at End of Period ............................................................  $      10,335,463
                                                                                    ------------------
                                                                                    ------------------

See Notes to Financial Statements


Page: 18

                         Financial Highlights
    The following schedule presents financial highlights for one common share of the Trust outstanding throughout the periods indicated.
-------------------------------------------------------------------------------

                                                                                                              October 4,1989
                                                                                                              (Commencement
                                                                    Year Ended July 31                        of Investment
                                                 ---------------------------------------------------------    Operations) to
                                                      1995         1994        1993        1992       1991    July 31,1990
---------------------------------------------------------------------------------------------------------------------------
Net Asset Value, Beginning of Period  ........  $   10.052    $   10.004   $   9.998   $  9.985   $  10.008    $    10.000
                                                ------------  -----------  ----------  ---------  -----------  ------------
   Net Investment Income  ....................        .756          .618        .600       .698        .907           .815
   Net Realized and Unrealized Gain/Loss
   on Investments ............................       (.004)         .015        .008       .004       (.008)          .005
                                                ------------  -----------  ----------  ---------  -----------  ------------
Total from Investment Operations .............        .752        .0.633        .608       .702        .899           .820
                                                ------------  -----------  ----------  ---------  -----------  ------------
Less:
   Distributions from Net Investment Income ..        .758          .585        .600       .689        .910           .812
   Distributions in Excess of Net Investment
   Income (Note 1) ...........................        -0-           -0-         .002       -0-         .012           -0-
                                                ------------  -----------  ----------  ---------  -----------  ------------
Total Distributions ..........................        .758          .585        .602       .689        .922           .812
                                                ------------  -----------  ----------  ---------  -----------  ------------
Net Asset Value, End of Period ...............  $   10.046    $   10.052   $  10.004   $  9.998   $   9.985    $    10.008
                                                ------------  -----------  ----------  ---------  -----------  ------------
                                                ------------  -----------  ----------  ---------  -----------  ------------

Total Return (Non-Annualized) ................        7.82%         6.52%       6.17%      7.25%      9.41%*          8.51%
Net Assets at End of Period (In millions)  ...  $   2,530.1    $  1,229.0   $   966.7   $  928.3   $   997.5    $     659.1
Ratio of Expenses to Average Net
   Assets (Annualized)  ......................        1.49%         1.53%       1.53%      1.55%      1.56%*          1.59%
Ratio of Net Investment Income to
   Average Net Assets (Annualized) ...........        7.71%         6.16%       5.96%      6.98%      8.91%*          9.91%
Portfolio Turnover <F1>  .....................       71.31%        73.50%      66.54%     58.79%      40.73%         53.44%

<F1> Calculation includes the proceeds from repayments and sales of variable rate senior loan interests.

*If certain expenses had not been assumed by the Adviser for the year ended July 31, 1991, total return would have been lower and the Ratio of Expenses to Average Net Assets would have been 1.58% and the Ratio of Net Investment Income to Average Net Assets would have been 8.89%.

                                              See Notes to Financial Statements


Page: 19

                                 Notes to Financial Statements
                                            July 31,1995
-------------------------------------------------------------------------------


1. Significant Accounting Policies
Van Kampen Merritt Prime Rate Income Trust (the "Trust") is registered as a non-diversified closed-end management investment company under the Investment Company Act of 1940, as amended. The Trust commenced investment operations on October 4, 1989.

    The following is a summary of significant accounting policies consistently followed by the Trust in the preparation of its financial statements.

A. Security Valuation -- The value of the Trust's portfolio is determined by Van Kampen American Capital Investment Advisory Corp. (the "Adviser") following guidelines and procedures established, and periodically reviewed, by the Board of Trustees. The value of a Variable Rate Senior Loan interest in the Trust's portfolio is determined with reference to changes in market interest rates and to the creditworthiness of the underlying obligor. In valuing Variable Rate Senior Loan interests, the Adviser considers market quotations and transactions in instruments that the Adviser believes may be comparable to such Variable Rate Senior Loan interests. In determining the relationship between such instruments and the Variable Rate Senior Loan interests, the Adviser considers such factors as the creditworthiness of the underlying obligor, the current interest rate, the interest rate redetermination period and maturity date. To the extent that reliable market transactions in Variable Rate Senior Loan interests have occurred, the Adviser also considers pricing information derived from such secondary market transactions in valuing Variable Rate Senior Loan interests. Other portfolio securities are valued on the basis of prices furnished by pricing services or as determined in good faith by the Adviser. Short-term securities are valued at amortized cost.

B. Security Transactions -- Investment transactions are recorded on a trade date basis. Realized gains and losses are determined on an identified cost basis. The Trust may purchase and sell interests in Variable Rate Senior Loans and other portfolio securities on a "when issued" or "delayed delivery" basis, with settlement to occur at a later date. The value of the security so purchased is subject to market fluctuations during this period. The Trust will maintain, in a segregated account with its custodian, assets having an aggregate value at least equal to the amount of the when issued or delayed delivery purchase commitments until payment is made. At July 31, 1995, there were no when issued or delayed delivery purchase commitments.

C. Investment Income -- Interest income is recorded on an accrual basis. Facility fees received are recognized as income ratably over the expected life of the loan. Market discounts are accreted over the stated life of each applicable security.

D. Organizational Expenses and Initial Registration Costs -- The Trust has reimbursed Van Kampen American Capital Distributors, Inc. or its affiliates (collectively "VKAC") for costs incurred in connection with the Trust's organization and its initial registration of the common shares in the amount of $1,037,578. These costs have been amortized on a straight line basis over the 60 month period ended October 4, 1994.

E. Federal Income Taxes -- It is the Trust's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its taxable income to its shareholders. Therefore, no provision for federal income taxes is required.


Page: 20

                    Notes to Financial Statements (Continued)
                                   July 31,1995
--------------------------------------------------------------------------------

   The Trust intends to utilize provisions of the federal income tax laws which allow it to carry a realized capital loss forward for eight years following the year of the loss and offset such losses against any future realized capital gains. At July 31, 1995, the Trust had an accumulated capital loss carryforward for tax purposes of $5,605,446. Of this amount, $137,226 and $5,468,220 will expire on July 31, 2002 and 2003, respectively. Net realized gains or losses may differ for financial and tax reporting purposes primarily as a result of post October 31 losses which are not recognized for tax purposes until the first day of the following fiscal year.

F. Distribution of Income and Gains -- The Trust declares daily and pays monthly dividends from net investment income. Net realized gains, if any, are distributed annually. Permanent book and tax basis differences related to expense recognition totaling $164,212 were reclassified from paid in surplus to accumulated undistributed net investment income.

2. Investment Advisory Agreement and Other Agreements
Under the terms of the Trust's Investment Advisory Agreement, the Adviser will provide investment advice and facilities to the Trust for an annual fee payable monthly of .95% of the average net assets of the Trust. In addition, the Trust will pay a monthly administrative fee to VKAC, the Trust's Administrator, at an annual rate of .25% of the average net assets of the Trust. The administrative services to be provided by the Administrator include monitoring the provisions of the loan agreements and any agreements with respect to participations and assignments, record keeping responsibilities with respect to interests in Variable Rate Senior Loans in the Trust's portfolio and providing certain services to the holders of the Trust's securities.

  Certain legal expenses are paid to Skadden, Arps, Slate, Meagher & Flom, counsel to the Trust, of which a trustee of the Trust is an affiliated person.

  For the year ended July 31, 1995, the Trust recognized expenses of approximately $549,300 representing VKAC's cost of providing legal and certain shareholder services to the Trust.

  Certain officers and trustees of the Trust are also officers and directors of VKAC. The Trust does not compensate its officers or trustees who are officers of VKAC.

  The Trust has implemented deferred compensation and retirement plans for its trustees. Under the deferred compensation plan, trustees may elect to defer all or a portion of their compensation to a later date. The retirement plan covers those trustees who are not officers of VKAC. The Trust's liability under the deferred compensation and retirement plans at July 31, 1995, was approximately $19,400.


Page: 21

                       Notes to Financial Statements (Continued)
                                    July 31,1995
--------------------------------------------------------------------------------


3. Capital Transactions
At July 31, 1995 and 1994, paid in surplus aggregated $2,523,028,402 and $1,223,140,759, respectively.

                Transactions in common shares were as follows:

                                   Year Ended                Year Ended
                                   July 31,1995              July 31,1994
------------------------------------------------------------------------------
Beginning Shares .................   122,267,677                96,624,807
                                   -------------             -------------
Shares Sold ......................   134,357,255                35,430,303
Shares Issued Through
   Dividend Reinvestment .........     7,465,118                 3,287,782
Shares Repurchased ...............   (12,241,101)              (13,075,215)
                                   -------------             -------------
Net Increase in
   Shares Outstanding ............   129,581,272                25,642,870
                                   -------------             -------------
Ending Shares ....................   251,848,949               122,267,677
                                   -------------             -------------


4. Investment Transactions
Aggregate purchases and the cost of securities sold and repaid, excluding short-term notes, for the year ended July 31, 1995, were $1,934,490,431 and $1,027,102,092, respectively.

5. Tender of Shares
The Board of Trustees currently intends, each quarter, to consider authorizing the Trust to make tender offers for all or a portion of its then outstanding common shares at the then net asset value of the common shares. For the year ended July 31, 1995, 12,241,101 shares were tendered and repurchased by the Trust.

6. Early Withdrawal Charge
An early withdrawal charge to recover offering expenses will be imposed in connection with most common shares held for less than five years which are accepted by the Trust for repurchase pursuant to tender offers. The early withdrawal charge will be payable to VKAC. Any early withdrawal charge which is required to be imposed will be made in accordance with the following schedule.

Year of Repurchase        Withdrawal Charge
-------------------------------------------
First ..................   3.0%
Second .................   2.5%
Third ..................   2.0%
Fourth .................   1.5%
Fifth  .................   1.0%
Sixth and following  ...   0.0%


Page: 22

                      Notes to Financial Statements (Continued)
                                    July 31,1995
--------------------------------------------------------------------------------

    For the year ended July 31, 1995, VKAC received early withdrawal charges of approximately $1,469,000 in connection with tendered shares of the Trust.

7. Commitments
Pursuant to the terms of certain of the Variable Rate Senior Loan agreements, the Trust had unfunded loan commitments of approximately $93,239,800 as of July 31, 1995.

    The Trust has entered into revolving credit agreements with Morgan Guaranty Trust Company of New York, Bank of America and State Street Bank and Trust Company for up to $50,000,000, $25,000,000 and $25,000,000, respectively. The proceeds of any borrowing by the Trust under the revolving credit agreements may only be used, directly or indirectly, in connection with the consummation of a tender offer by the Trust for its shares. Annual commitment fees ranging from 1/4 to 3/8 of 1% will be charged on the unused portion of the credit lines. Borrowings under these facilities will bear interest at either the banks' prime rate or the Federal Funds rate plus 1/4 to 1/2 of 1%. There have been no borrowings under these agreements to date.

8. Senior Loan Participation Commitments
The Trust invests primarily in participations, assignments, or acts as a party to the primary lending syndicate of a Variable Rate Senior Loan interest to United States corporations, partnerships, and other entities. When the Trust purchases a participation of a Senior Loan interest, the Trust typically enters into a contractual agreement with the lender or other third party selling the participation, but not with the borrower directly. As such, the Trust assumes the credit risk of the Borrower, Selling Participant or other persons interpositioned between the Trust and the Borrower.

    At July 31, 1995, the following sets forth the selling participants with respect to interests in Senior Loans purchased by the Trust on a participation basis.


                                               Principal
                                               Amount
Selling Participant                            (000)      Value
------------------------------------------------------------------------
Bankers Trust ...............................  $ 63,698   $ 53,961,703
Bank of America  ............................    14,845     11,847,498
Citibank  ...................................    10,000     10,000,000
Natwest USA .................................     9,697      9,578,408
Banque Paribas ..............................     4,228      4,207,561
FNB Canada  .................................     3,357      3,353,083
                                               ---------  --------------
Total .......................................  $105,825   $ 92,948,253
                                               ---------  --------------
                                               ---------  --------------

Page: 23

                           Independent Auditors' Report


The Board of Trustees and Shareholders of
Van Kampen Merritt Prime Rate Income Trust:

We have audited the accompanying statement of assets and liabilities of Van Kampen Merritt Prime Rate Income Trust (the "Trust"), including the portfolio of investments, as of July 31, 1995, and the related statements of operations and cash flows for the year then ended and the statement of changes in net assets for each of the two years in the period then ended and the financial highlights for each of the periods presented. These financial statements and financial highlights are the responsibility of the Trust's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

    We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial high lights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities and variable rate senior loan interests owned as of July 31, 1995, by correspondence with the custodian and selling or agent banks; where replies were not received we performed other auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

  In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Van Kampen Merritt Prime Rate Income Trust as of July 31, 1995, and the results of its operations and cash flows for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the periods presented in conformity with generally accepted accounting principles.

  As discussed in Note 1A, the financial statements include variable rate senior loan interests valued at $1,977,618,123 (78.2% of net assets), whose values are determined by the Trust's management, following procedures established by the Board of Trustees, in the absence of actual market values. Because of uncertainty inherent in the valuation process, the estimated value of a variable rate senior loan interest may differ significantly from the value that would have been used had there been recent market activity for that senior loan interest. We have reviewed the procedures established by the Board of Trustees and used by the Trust's management in arriving at its estimate of the value of these senior loan interests and have inspected underlying documentation, and, in the circumstances, we believe the procedures are reasonable and the documentation appropriate.

                                                       KPMG Peat Marwick LLP

Chicago, Illinois
September 15, 1995


Page: 24

                 Funds Distributed by Van Kampen American Capital

GLOBAL AND INTERNATIONAL
   Global Equity Fund
   Global Government Securities Fund
   Global Managed Assets Fund
   Short-Term Global Income Fund
   Strategic Income Fund

EQUITY
Growth
   Emerging Growth Fund
   Enterprise Fund
   Pace Fund
Growth & Income
   Balanced Fund
   Comstock Fund
   Equity Income Fund
   Growth and Income Fund
   Harbor Fund
   Real Estate Securities Fund
   Utility Fund

FIXED INCOME
   Corporate Bond Fund
   Government Securities Fund
   High Income Corporate Bond Fund
   High Yield Fund
   Limited Maturity Government Fund
   Prime Rate Income Trust
   Reserve Fund
   U.S. Government Fund
   U.S. Government Trust for Income

TAX-FREE
   California Insured Tax Free Fund
   Florida Insured Tax Free
      Income Fund
   High Yield Municipal Fund
   Insured Tax Free Income Fund
   Limited Term Municipal
      Income Fund
   Municipal Income Fund
   New Jersey Tax Free Income Fund
   New York Tax Free Income Fund
   Pennsylvania Tax Free Income Fund
   Tax Free High Income Fund
   Tax Free Money Fund
   Texas Tax Free Income Fund

THE GOVETT FUNDS
   Emerging Markets Fund
   Global Income Fund
   International Equity Fund
   Latin America Fund
   Pacific Strategy Fund
   Smaller Companies Fund

Ask your investment representative for a prospectus containing more complete information, including sales charges and expenses. Please read it carefully before you invest or send money. Or call us direct at 1-800-421-5666 weekdays from 7:00 a.m. to 7:00 p.m.
Central time.


Page: 25

                     Van Kampen Merritt Prime Rate Income Trust

Officers and Trustees

Don G. Powell*
Chairman and Trustee

Dennis J. McDonnell*
President and Trustee

David C. Arch
Trustee

Rod Dammeyer
Trustee

Howard J Kerr
Trustee

Theodore A. Myers
Trustee

Hugo F. Sonnenschein
Trustee

Wayne W. Whalen*
Trustee

Peter W. Hegel*
Vice President

Jeffrey W. Maillet*
Vice President

Ronald A. Nyberg*
Vice President and Secretary

Edward C. Wood, III*
Vice President and Treasurer

Scott E. Martin*
Assistant Secretary

Weston B. Wetherell*
Assistant Secretary

Nicholas Dalmaso*
Assistant Secretary

John L. Sullivan*
Controller

Steven M. Hill*
Assistant Treasurer

Investment Adviser

Van Kampen American Capital
Investment Advisory Corp.
One Parkview Plaza
Oakbrook Terrace, Illinois 60181

Distributor

Van Kampen American Capital
Distributors, Inc.
One Parkview Plaza
Oakbrook Terrace, Illinois 60181

Transfer Agent

ACCESS Investor
Services, Inc.
P.O. Box 418256
Kansas City, Missouri 64141-9256

Custodian

State Street Bank
and Trust Company
225 Franklin Street
P.O. Box 1713
Boston, Massachusetts 02105

Legal Counsel

Skadden, Arps, Slate,
Meagher & Flom
333 West Wacker Drive
Chicago, Illinois 60606

Independent Auditors

KPMG Peat Marwick LLP
Peat Marwick Plaza
303 East Wacker Drive
Chicago, Illinois 60601

*"Interested" persons of the Trust, as defined in the Investment Company Act of 1940.

Van Kampen American Capital Distributors, Inc., 1995
All rights reserved.

SM denotes a service mark of
Van Kampen American Capital Distributors, Inc.


Page: 26

BACK COVER